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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   ------------------------------------------

                Date of Report (Date of earliest event reported)
                         MARCH 26, 2000 (December 3,1999)

                          INTERNET SPORTS NETWORK, INC.
             (Exact name of registrant as specified in its charter)

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                                     Florida
                 (State or other jurisdiction of incorporation)

         000-22855                                       65-0704152
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  (Commission File Number)                   (IRS Employer Identification No.)


225 Richmond Street. West, Suite 403, Toronto, Ontario, Canada,      M5V 1W 2
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (416) 599-8800
                                                      -------------

                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  APPOINTMENT OF INTERIM DIRECTORS

Effective November 25, 1999, Internet Sports Network, Inc. had three vacancies on its board of directors. Pending election by the shareholders at the next annual meeting, the current board of directors of the Company appointed the following individuals to serve on the board:

GREG O'HARA, 34 was appointed to the board of directors in March, 2000. From 1997 to 1999, Mr. O'Hara was the Senior Vice President of Global Services at Sabre and was responsible for deal acquisition, strategy and design functions. Prior to joining Sabre, Inc., from 1995 to 1997, Mr. O'Hara was an Associate with Perot Systems Corporation. At Perot, he was responsible for deal design, structure, negotiations and delivery for both long ands short term customer relationships. Mr. O'Hara served as the President and Founder of Automated Time Systems Corp. from 1991 to 1995. Mr. O'Hara began his career at International Time Recorder Co., Ltd in 1986. Mr. O'Hara received his MBA and Certificate in Latin American Business from Vanderbilt University.

MARK J. MARIANI, 43, was appointed to the board of directors in December, 1999. Mr. Mariani is President, Sales and Marketing of Sportsline.com. Prior to joining Sportsline.com, in April, 1996, Mr. Mariani served as Executive Vice President, Sports Sales of Turner Broadcasting Sales, Inc. from August 1991 to 1996. He served as Vice President and National Sales Manager for CNN in New York from June 1990 to August 1991, and as Vice President, CNN Sales Midwest from May 1986 to June 1990. Mr. Mariani received his B.S. Finance degree from Illinois State in 1979.

ROCCO ROSSI, 38, was appointed to the board of directors in December, 1999. Currently, Mr. Rossi is President of beer.com, a subsidiary of Interbrew. Mr. Rossi has held a position with Interbrew since April, 1999 Mr. Rossi's extensive background in new media includes his position as Vice-President of Strategic Planning and New Media at the Toronto Star, from 1996 to 1999, where he created the Toronto.com web site. Mr. Rossi was also a Senior Consultant for The Boston Consulting Group, from 1993 to 1996 and was Vice President of Corporate Development for Advanced Material Resources from 1992 to 1993. Mr. Rossi is a member of the board of directors of Rompus Interactive Corp and Toronto 2008 Olympic Bidco, and was a founding director of the Internet Advertising Bureau of Canada. Mr. Rossi received a Masters of Arts from Princeton University in 1986, and a Bachelor of Arts with honors from McGill University in 1984.

ANDREW S. STURNER, 35, was appointed to the board of directors in December, 1999. Mr. Sturner is President, Corporate & Business Development of Sportsline.com, a position he has held since 1998. Mr. Sturner joined Sportsline.com as Vice President, Business Development in June 1995. From May 1994 to June 1995, Mr. Sturner was Vice President of Business Development for MovieFone, an interactive telephone service company. From March 1993 to May 1994, Mr. Sturner served as President of Interactive Services, an interactive audiotext development company he co-founded in 1992. From August 1990 to March 1993, Mr. Sturner was a bankruptcy associate at the law firm of Stroock, Stroock & Lavan. Mr. Sturner received his bachelor of science and business administration from Washington University in 1987 and his juris doctor degree from Brooklyn Law School in 1990. Mr. Sturner is a member of the New York Bar, District of Columbia Bar and Connecticut State Bar.


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         SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     March 26, 2000             INTERNET SPORTS NETWORK, INC.



                                      /s/ Andy DeFrancesco
                                      ------------------------------------
                                      By: Andy DeFrancesco
                                      Its: President and Chairman